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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                             J.D. Edwards & Company
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             (Exact name of registrant as specified in its charter)


             Delaware                                     84-0728700
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     (State of Incorporation)               (I.R.S. Employer Identification No.)


         One Technology Way, Denver, Colorado                80237
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      (Address of principal executive offices)            (ZIP Code)


IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF DEBT SECURITIES AND IS EFFECTIVE UPON FILING PURSUANT TO GENERAL INSTRUCTION A(C)(1), PLEASE CHECK THE FOLLOWING BOX. / /

IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF DEBT SECURITIES AND IS TO BECOME EFFECTIVE SIMULTANEOUSLY WITH THE EFFECTIVENESS OF A CONCURRENT REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 PURSUANT TO GENERAL INSTRUCTION A(C)(2), PLEASE CHECK THE FOLLOWING BOX. / /

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:



     Title of each class                          Name of each exchange on which
     to be so registered                          each class is to be registered

            None
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SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:


                    Common Stock, par value $0.001 per share
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                                (Title of class)



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                                (Title of class)

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INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         Incorporated by reference to the information contained in "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1, as amended, filed with the Securities and Exchange Commission on July 3, 1997.

ITEM 2.  EXHIBITS

         The following exhibits are filed as part of this registration statement:

        1.1 Specimen certificate for Registrant's Common Stock (which is incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-30701), as amended, ("Registrant's Form S-1")).

        2.1 Amended and Restated Certificate of Incorporation of Registrant (which is incorporated herein by reference to Exhibit 3.1(i) to the Registrant's Form S-1).

        2.2 Bylaws of Registrant (which is incorporated by reference to Exhibit 3.1(ii) to the Registrant's Form S-1).







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                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated: September 15, 1997               J.D. EDWARDS & COMPANY

                                        By: /s/ Richard G. Snow, Jr.
                                           -------------------------------------
                                           Name:  Richard G. Snow, Jr.
                                           Title: Vice President, General
                                                  Counsel and Secretary





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